                                                                    Exhibit (16)

                               Powers of Attorney

                               POWER OF ATTORNEY
                               -----------------

         Stephen G. Mintos, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated: June 21, 2000                   /s/ Stephen G. Mintos
       -------------------------           -------------------------
                                           Stephen G. Mintos

                               POWER OF ATTORNEY
                               -----------------

         Gary R. Tenkman, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated: June 21, 2000                   /s/ Gary R. Tenkman
       -------------------------       -------------------------
                                       Gary R. Tenkman

                               POWER OF ATTORNEY
                               -----------------

         Edward Burke Carey, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated: June 21, 2000                   /s/ Edward Burke Carey
       -------------------------       -------------------------
                                       Edward Burke Carey

                               POWER OF ATTORNEY
                               -----------------

         Albert E. Harris, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Fifth Third Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Forms N-1A and/or N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated: June 21, 2000                   /s/ Albert E. Harris
       -------------------------       -------------------------
                                       Albert E. Harris